UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
June 20, 2005
Aastrom Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-22025 (Commission File No.)	94-3096597 (I.R.S. Employer Identification No.)
24 Frank Lloyd Wright Drive
P.O. Box 376
Ann Arbor, Michigan 48106
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(734) 930-5555
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02 Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers.
     Aastrom Biosciences, Inc. previously announced the election of Timothy Mayleben to the Board of Directors. At the time of his election, the Board of Directors had not yet determined the committees on which Mr. Mayleben would serve.
     The Board of Directors has now determined that Mr. Mayleben will serve on the Audit Committee and the Compensation Committee.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 7, 2005

AASTROM BIOSCIENCES, INC.
By:	/s/ Gerald D. Brennan, Jr.
Gerald D. Brennan, Jr.
Vice President, Administrative and Financial Operations; Chief Financial Officer

2